SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 May 9, 2005
                                 -----------
                                Date of Report
                       (Date of Earliest Event Reported)

                             MILLER PETROLEUM, INC.
                             ----------------------
            (Exact Name of Registrant as Specified in its Charter)

        Tennessee               033-02249-FW              62-1028629
        ---------               ------------              ----------
     (State or other        (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                              3651 Baker Highway
                          Huntsville, Tennessee 37756
                          ---------------------------
                      (Address of Principal Executive Offices)

                                 (423) 663-9457
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Definitive Agreements.

Capitalized terms herein shall have the definitions contained in the Transaction Documents which are described below and attached hereto and incorporated herein by reference. See Item 9.01.

On May 9, 2004, Miller Petroleum, Inc., a Tennessee corporation ("Miller" or the "Company" or "Borrower") entered into a Credit Agreement (the "Credit Agreement") with MPC, Inc., a Tennessee corporation and a wholly-owned subsidiary of Miller ("MPC") as Guarantor, Prospect Energy Corporation, a Maryland corporation ("Prospect"), a Lender and an administrative agent for Petro Capital III, L.P., a Texas Limited partnership ("Petro Capital"), together with Prospect, (the "Lenders"). See Exhibit 10.1, which is attached hereto and incorporated herein by reference. See Item 9.01.

Under the Credit Agreement, Miller will receive an aggregate of $4,150,000 in debt financing, under two Convertible Promissory Notes with Prospect and Petro, for $3,150,000 and $1,000,000, respectively. Repayment must be made on or before June 30, 2006, with interest only payments during the interim.
These Notes are convertible into common stock at the lesser price of $1.50 per share or the price of common stock issued to investors in a planned Equity Offering of Miller. Registration Rights as outlined below are also applicable to any shares issued on conversion of the Notes. See Exhibits 10.2 and 10.3, which are attached hereto and incorporated herein by reference. See Item 9.01.

The obligations of Miller under the Credit Agreement and Notes are secured by a Commercial Security Agreement; a Mortgage Deed of Trust, Assignment of Production, Security Agreement and Financing Statement from Miller and MPC to Tracy Scott Turner, ("Trustee") for the benefit of the Lenders; and a Mortgage Deed of Trust, Assignment of Production, Security Agreement and Financing Statement from Miller and MPC to Anthony Wilhoyt, ("Trustee") for the benefit of the Lenders that create liens on all of Miller's oil and gas properties, pipelines and pipeline properties now owned or hereafter acquired; all of Miller's rights and interests in and to all presently existing and hereafter created contracts and agreements; all of Miller's accounts now owned or existing and all that may hereafter arise; a security interest in all general intangibles and other personal property; and a security interest in a Debt Service Account; and all of its assets. See Exhibits 10.5, 10.6 and 10.7, which are attached hereto and incorporated herein by reference. See Item 9.01.

These obligations are also secured by a Guaranty Agreement signed by Miller and MPC. See Exhibit 10.4 which is attached hereto and incorporated herein by reference. See Item 9.01.

An aggregate total of 1,000,000 non-callable five year warrants exercisable at $0.50 per share, were also issued, with Registration Rights requiring Miller to register the common stock into which the warrants can be converted and any dividend and penalty shares that may be issued under the Transaction Documents, with Miller being required to file such Registration Statement on or before July 31, 2005, and to obtain an effective date from the Securities and Exchange Commission within 180 days of closing or face penalties for every monthly period thereafter until such effectiveness. The warrants were issued to the Lenders and Petro Capital Advisors, LLC, an affiliate of Petro Capital Securities, LLC that was the broker for the funding. Petro Capital Advisors received its warrants in consideration of providing advisory services related to this funding to Miller. The warrants have a "cashless" feature, so Miller is not assured of receiving the exercise price of these securities; in the event of a "cashless" exercise, the holding period of the unpaid common stock would commence on the date of the warrants, not the date of exercise. In the event of a "cashless" exercise, holders of the warrants can use the "in the money" value of the common stock into which the warrants can be exercised to pay for other warrants in an exchange of some of their warrants. For example, if the common stock of Miller were valued at $1.00 per share, with a $0.50 exercise price, a warrant holder could exchange 100,000 warrants with an "in the money value of $100,000 for 100,000 fully-paid warrants, and so forth.
See Exhibits 10.8, 10.9 and 10.10 for copies of the warrants, and Exhibit
10.11 for a copy of the Registration Rights Agreement, which are attached hereto and incorporated herein by reference. See Item 9.01.

Petro Capital Securities, LLC, the broker for the funding, was paid fees in the amount of 7.5% of $4,150,000 or $311,250; out of pocket expenses in the amount of $7,202, a Commitment Fee of 2% of $1,000,000 or $20,000; Interest Reserve Escrow in the amount of $160,000; and Legal Fees of $70,000.

Prospect was paid out of pocket expenses of $18,386.76; and legal fees of $19,924.70.

The funds from this debt financing will be utilized by Miller to re-structure existing long term debt and to conduct a planned drilling program on Miller's oil and gas properties.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------
Credit Agreement                        10.1

Convertible Promissory Note             10.2
For $3,150,000

Convertible Promissory Note             10.3
For $1,00,000

Guaranty Agreement                      10.4

Commercial Security Agreement           10.5

Mortgage Deed of Trust, Assignment of   10.6
Production, Security Agreement and
Financing Statement from Miller and
MPC to Tracy Scott Turner, ("Trustee")
for the benefit of Prospect
(and the Lenders)

Mortgage Deed of Trust, Assignment of   10.7
Production, Security Agreement and
Financing Statement from Miller and
MPC to Anthony Wilhoyt, ("Trustee")
for the benefit of Prospect
(and the Lenders)

Stock Purchase Warrant Prospect         10.8

Stock Purchase Warrant Petro            10.9
Capital III

Stock Purchase Warrant Petro            10.10
Capital Advisors, LLC

Registration Rights Agreement           10.11

     * Summaries of any Exhibit are modified in their entirety by this reference to each Exhibit.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MILLER PETROLEUM, INC.



Date: 05/13/05                     /s/Deloy Miller
      --------                     ----------------------------
                                   Deloy Miller
                                   Chief Executive Officer